                                                                   EXHIBIT 10.30

                       THIRD AMENDMENT TO CONTRACT OF SALE

        This THIRD AMENDMENT TO CONTRACT OF SALE (this "Amendment") is made and entered into effective as of the ____ day of June, 2004 (the "Effective Date"), by and among VORTISCH HOLDINGS, L.P., a Texas limited partnership ("Seller"), CANTEX REALTIES, INC., a Texas corporation ("Cantex"), and REALTY AMERICA GROUP (4245 CENTRAL), LP, a Texas limited partnership ("Purchaser").

                             PRELIMINARY STATEMENTS:

        The following preliminary statements are a material part of this
Amendment:

        A. Seller, Cantex and Realty America Group I, LP, as predecessor in interest to Purchaser made and entered into that certain Contract of Sale, dated effective April 16, 2004 (the "Original Contract"), with respect to certain real property located on that certain tract or parcel of land situated in the City of Dallas, Dallas County, Texas, which is more particularly described in the Contract (the "Property"); as amended by that certain First Amendment to Contract of Sale (the "First Amendment"); as amended by that certain Second Amendment to Contract of Sale (the "Second Amendment")(the Contract, the First Amendment and the Second Amendment are hereinafter collectively referred to as the "Contract").

        B. Cantex is only a party to this Amendment and the Contract as is necessary for Purchaser to enforce certain representations and warranties provided by Cantex to Purchaser under the Contract.

        C. Seller, Cantex, and Purchaser desire to amend the Contract as set forth below.

                                   AGREEMENTS:

        NOW THEREFORE, in consideration of the agreements to sell and purchase the Property and the mutual covenants and agreements contained in this Amendment and in the Contract, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller, and Purchaser hereby agree as follows:

1. EXTENSION OF INSPECTION PERIOD. Pursuant to the terms of the Contract and the Second Amendment, the Inspection Period shall expire on Friday, June 4, 2004. However, Seller, Cantex and Purchaser hereby agree to extend the Inspection Period, including, but not limited to, the right to review the updated survey and title commitment, under the Contract to Monday, June 21, 2004.

2. ADDITIONAL EARNEST MONEY DEPOSIT. As consideration for the additional extension of the Inspection Period, Purchaser hereby agrees that if, as and when this Amendment is fully executed, Purchaser shall, by Friday, June 11, 2004, deposit an additional sum of Seventy Five Thousand and No/100s Dollars ($75,000.00) (the "Extension Deposit") with the Title Company. The Extension Deposit shall become part of the original Earnest Money deposit, and shall be fully refundable until the expiration of the Inspection Period.

        In the event the Extension Deposit is not made by 5:00 p.m. (C.S.T.), on Friday, June 11, 2004, Purchaser shall be in default of the Contract, and shall forfeit the $25,000.00 Earnest Money Deposit made pursuant to the Contract.

3. CLOSING DATE. In the event the Contract is not terminated prior to the expiration of the Inspection Period, Purchaser and Seller hereby agree that the Closing Date under the Contract shall be Monday, July 19, 2004.

4. TERMINATION OF CONTRACT. In the event Seller, Cantex and Purchaser have not executed, and delivered to the other parties, this Amendment prior to the expiration of the Inspection Period set forth in the Contract, the Contract shall terminate, and be of no further force or effect, and the Earnest Money heretofore deposited by Purchaser shall be immediately returned to Purchaser. Such termination shall take effect without any further documentation on the part of Seller, Cantex or Purchaser.

5. CAPITALIZED TERMS. Capitalized terms used but not defined in this Amendment shall have the same meaning as those in the Contract, unless otherwise noted herein.

6. RATIFICATION OF CONTRACT. Except as specifically modified by this Amendment, all of the other terms and provisions of the Contract shall remain in full force and effect, and are hereby ratified and confirmed by Seller, Cantex and Purchaser. Notwithstanding the foregoing, in the event there is any conflict between the terms and provisions of the Contract and this Amendment, the terms and provisions of this Amendment shall control.

7. REPRESENTATIONS AND WARRANTIES. Seller, Cantex, and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Amendment; that the signatories executing this Amendment are authorized to do so on behalf of Seller, Original Purchaser and Purchaser; and that this Amendment is valid and binding upon and enforceable against Seller, Cantex, and Purchaser.

8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile copies of the signature pages to this Amendment shall be deemed to be originals for all purposes of this Amendment.

9. FINAL AGREEMENT. This Amendment and the Contract cover in full, each and every final agreement of every kind or nature whatsoever between Seller, Cantex, and Purchaser concerning the Property, and all preliminary negotiations and agreements whatsoever of every kind or nature are merged into this Amendment and the Contract. This Amendment and the Contract cannot be changed or modified in any manner other than by written amendment or modification executed by Seller, Cantex and Purchaser.

10. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and inures to the benefit of Seller, Cantex and Purchaser and their respective successors and assigns.

        IN WITNESS WHEREOF, Seller, Cantex, and Purchaser have caused this Amendment to be duly executed as of the Effective Date.

                                SELLER:

                                VORTISCH HOLDINGS, L.P.,
                                a Texas limited partnership

                                By: VORTISCH INVESTMENTS, INC.,
                                    a Delaware corporation
                                    its general partner

                                    By:
                                             -----------------------------------
                                             Hermann Vortisch
                                             President

                                    Date of Signature: June ____, 2004

                                PURCHASER:

                                REALTY AMERICA GROUP (4245 CENTRAL), LP, a Texas limited partnership

                                By: REALTY AMERICA GROUP INVESTMENTS, LLC,
                                    a Texas limited liability company
                                    its general partner

                                    By:
                                             -----------------------------------
                                             Webb M. Sowden, III
                                             Member

                                    Date of Signature: June  ____, 2004

                                CANTEX:

                                CANTEX REALTIES, INC.,
                                a Texas corporation


                                By:
                                      ------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                      ------------------------------------------

                                Date of Signature: June  ____, 2004